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EXHIBIT 99.1

                            STRATEGIC ADVISORY GROUP
                                   MEMORANDUM

      TO:   Bruce Barren, JWG Enterprises
      FR:   Matt Fong
      RE:   Joint Venture Agreement
      DE:   February 2, 2004

    This memorandum acknowledges my participation as an advisor to the joint venture created between JWG Enterprises and Phil and Alie Paul.

    /s/ Matt Fong
    Matt Fong